Third Quarter 2023 Earnings Presentation OCTOBER 19, 2023 Exhibit 99.2

1 Forward-Looking Statements Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” "target,“ “outlook,” “project,” “guidance,” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent Form 10-Qs and other SEC filings, and such factors are incorporated herein by reference. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. Presentation: Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. Non-GAAP Measures: This presentation includes certain non-GAAP financial measures. These non-GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related GAAP measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this presentation.

2 $32.1 billion Total Period End Deposits (up slightly vs. 2Q 2023) $30.2 billion Total Period End Loans (+1% vs. 2Q 2023) -4% Operating Leverage (3Q 2023 vs. 2Q 2023) $80 million Net Income Available to Common Equity (-5% vs. 2Q 2023) Third Quarter 2023 Results 1 All figures shown on an end of period basis with comparisons to the second quarter of 2023 unless otherwise noted. 2 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. ▪ Total core customer deposit2 growth of $527 million (+2%); total deposit growth of $109 million ▪ Total loan growth of $344 million (+1%) ▪ Net interest income of $254 million (-1%) ▪ Net interest margin of 2.71% (-9 bps) ▪ Pre-tax pre-provision income2 of $125 million; pre-tax income of $103 million; ▪ Return on average tangible common equity2 of 11.67%; return on average equity of 7.99% ▪ CET1 ratio of 9.55% ▪ NCOs / average loans (annualized) of 0.25% ▪ Provision for credit losses on loans of $22 million ▪ ACLL / loans remained flat at 1.26% ▪ Tangible book value / share of $18.46 3Q 2023 Highlights1 ASB reports 3Q 2023 net income available to common equity of $80 million, or $0.53 per common share | 2 $103 million Income Before Income Taxes (-7% vs. 2Q 2023) $125 million Pre-Tax Pre-Provision Income2 (-6% vs. 2Q 2023)

3 Average Quarterly Deposits $0.9 $0.9 $1.1 $1.5 $1.6 $0.2 $0.8 $3.0 $3.4 $1.2 $1.3 $1.6 $2.0 $2.5 $7.3 $7.4 $7.5 $6.7 $6.3 $4.7 $4.7 $4.7 $4.7 $4.8 $6.6 $6.8 $6.8 $6.7 $7.0 $8.1 $8.1 $7.3 $6.7 $6.3 $28.9 $29.3 $29.9 $31.3 $32.0 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Quarterly Deposit Trends Strong core customer deposit1 growth (+2%; +$527mm) enabled us to decrease reliance on non-customer deposits ($ in billions) EoP Deposit Change (2Q 2023 to 3Q 2023) ($ in millions) Customer CDs Savings Money Market Network Transaction Deposits Noninterest-Bearing Demand Interest-Bearing Demand $(211) $(143) $59 $399 $422 Customer CDs Money Market Interest-Bearing Demand $(467) $49 Network Trans. Deposits Noninterest-Bearing Demand Brokered CDs Savings Brokered CDs Core Customer Deposits1 +$527mm (+2%) Network & Brokered Deposits $(418mm) (-8%) 1 This is a non-GAAP financial measure. See appendix for a reconciliation of end of period core customer deposits to total deposits.

4 Our strong customer deposit growth in 3Q was driven by our efforts to attract & deepen customer relationships Relationship-Focused Deposit Growth1 Modernized Digital Banking Experience Upgraded Product & Service Offerings Launched Mass Affluent Strategy Introduced “Champion of You” Brand Strategy Expanded Commercial Capabilities +$527mm Core Customer Deposit2 Growth Growth in Consumer Growth in Commercial/Business +$109mm Total Deposit Growth 1 All growth figures shown on an end of period basis with comparisons to the second quarter of 2023. 2 This is a non-GAAP financial measure. See appendix for a reconciliation of end of period core customer deposits to total deposits.

5 Period end total loans grew by 1% during 3Q, led by steady growth in Auto Finance Quarterly Loan Trends Commercial & Business Lending Commercial Real Estate Consumer Lending $1.9 $2.2 $2.4 $2.5 $2.8 $8.2 $8.4 $8.6 $8.7 $8.8 $6.8 $7.1 $7.3 $7.3 $7.3 $10.2 $10.5 $10.6 $10.9 $11.0 $27.1 $28.2 $28.8 $29.4 $29.9 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 ($ in billions) Commercial & Business Lending Commercial Real Estate Residential Mortgage Auto Finance, Home Equity & Other Consumer Average Quarterly Loans ($ in millions) $(94) $(78) $(48) $(28) $2 $9 $36 $65 $122 $130 $229 CRE Investor CRE Construction Home Equity & Other Cons. All Other Specialized Auto Finance Mortgage Warehouse EoP Loan Change (2Q 2023 to 3Q 2023) General Commercial REIT Power & Utilities Residential Mortgage Credit Cards

6 Pre-Tax Pre-Provision Income1 Trends Despite recent margin pressures, YTD PTPP income is up 20% vs. the same period in 2022 ($ in millions) 1 This is a non-GAAP financial measure. Please refer to the appendix for a reconciliation of pre-tax pre-provision income to income before income taxes. 2Q23 Pre- Tax Income 2Q23 Provision 2Q23 PTPP Income 3Q23 Pre- Tax Income 3Q23 Provision 3Q23 PTPP Income 3Q22 Pre- Tax Income 3Q22 Provision 3Q22 PTPP Income 4Q22 Pre- Tax Income 4Q22 Provision 4Q22 PTPP Income 1Q23 Pre- Tax Income 1Q23 Provision 1Q23 PTPP Income

7 Average Yields (%) Average Yield Trends 5.93 6.66 7.04 7.29 5.55 6.39 6.77 7.04 4.12 4.48 4.78 5.07 3.22 3.30 3.31 3.39 2.57 2.88 3.05 3.16 1.58 2.48 3.06 3.36 1.13 1.97 2.64 2.98 4Q 2022 1Q 2023 2Q 2023 3Q 2023 We continue to benefit from rising asset yields, while the mix shift impacting funding costs has begun to stabilize Residential Mortgage Loans Com’l & Business Lending Loans Commercial Real Estate Loans Total Interest-Bearing Liabilities Total Interest-Bearing DepositsAuto Finance Loans Asset & Liability Yield / Rate Trends (%) Rate on Total Interest- Bearing Liabilities Yield on Total Earning Assets 3.72 4.46 4.94 5.18 5.36 0.81 1.58 2.48 3.06 3.36 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Investments and Other

8 Net Interest Income & Net Interest Margin Trends Our NII & NIM stabilized in 3Q as funding cost volatility impacting the industry began to abate Estimated NII Sensitivity Profile (%) (12-Month Ramp) Net Interest Income & Net Interest Margin $264 $289 $274 $258 $254 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 2.80% 3.07% 3.31% 3.13% 2.71% Quarterly Net Interest Income Quarterly Net Interest Margin ($ in millions) 9.2 7.8 6.8 4.0 4.04.6 3.9 3.4 1.9 2.0 -4.3 -3.4 -2.3 -1.2 -0.6 -8.5 -6.7 -4.4 -1.8 -0.8 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Up 200bps Up 100bps Down 100bps Down 200bps

9 Cash & Investment Securities Portfolio We continue to target investments to total assets of 18% to 20% in 2023 18% 18% 19% 19% 18% 1% 2% 2% 2% 2% 19% 19% 21% 20% 20% 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Securities EoP Securities + Cash / Total Assets Cash $2.5 $2.7 $3.4 $3.5 $3.5 $4.0 $4.0 $4.0 $3.9 $3.9 $0.3 $0.3 $0.4 $0.3 $0.3 $6.7 $7.0 $7.7 $7.7 $7.7 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Held to MaturityAvailable for Sale ($ in billions) EoP Securities Book Composition Other Securities CET1 Including AOCI1 (%) CET1 Ratio Incl. AOCICET1 Ratio 9.35 9.45 9.48 9.55 8.51 8.74 8.60 8.53 4Q 2022 1Q 2023 2Q 2023 3Q 2023 1 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures.

10 Noninterest Income Trends ($ in millions) ($ in millions) Noninterest income increased slightly from 2Q 2023, with modest growth in several subcategories 1 This is a non-GAAP financial measure. See appendix for a reconciliation of fee-based revenue to noninterest income. 2 Other noninterest income is primarily comprised of bank and corporate owned life insurance, asset gains (losses), net and investment securities gains (losses), net. Service Charges & Deposit Account FeesNoninterest Income Trends Card-Based Fees & Other Fee-Based Revenue ($ in millions) $11 $11 $11 $11 $12 $4 $3 $4 $4 $5 $16 $14 $15 $16 $16 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Other Fee-Based RevenueCard-Based Fees $15 $14 $13 $12 $13 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 $51 $49 $48 $49 $50 $2 $2 $4 $8 $7 $8 $6 $5 $5 $5 $10 $5 $5 $4 $5 $71 $62 $62 $66 $67 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Fee-Based Revenue1 Capital Markets, net Mortgage Banking, net Other2

11 $118 $118 $116 $114 $117 $23 $25 $24 $24 $26 $49 $53 $46 $52 $53 $6 $1 $196 $197 $187 $191 $196 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Noninterest Expense / Average Assets (%) Fully Tax-Equivalent Efficiency Ratio2 (%)Noninterest Expense Trends Noninterest Expense Trends 1 Other expenses are primarily comprised of occupancy, business development & advertising, equipment, legal & professional, and FDIC assessment costs. 2 This is a non-GAAP financial measure. See appendix for a reconciliation of the fully tax-equivalent efficiency ratio to the Federal Reserve efficiency ratio. ($ in millions) Our noninterest expense to average assets ratio decreased by 18 basis points vs. 3Q 2022 2.08 2.03 1.92 1.89 1.90 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Fully Tax-Equivalent Efficiency Ratio Federal Reserve Efficiency Ratio 60.3 55.5 56.1 58.5 60.1 58.8 54.1 54.6 57.0 58.5 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Personnel Expense Other1 Technology Expense Charitable Contributions

12 3Q 2023 Capital Ratios (%) 6.88 9.55 10.12 12.25 TCE Ratio Common Equity Tier 1 Capital Tier 1 Capital Total Capital 1 Tangible common equity / tangible assets. This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. We’ve increased the upper end of our CET1 target range to 9.75% Capital Profile 1 Year-End 2023 Capital Targets (%) $17.32 $17.73 $18.42 $18.41 $18.46 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Tangible Book Value / Share 6.88 3Q 2023 TCE Ratio YE2023 Target Range 9.55 3Q 2023 CET1 Ratio YE2023 Target Range 7.25 9.75 6.75 9.00 1

13 ACLL / Total Loans (%)3Q 2023 ACLL1 Update ▪ ACLL increased $4 million from the prior quarter to $381 million, driven by a mix of portfolio loan growth and nominal credit movement coupled with general macroeconomic trends ▪ CECL forward-looking assumptions based on Moody’s August 2023 Baseline forecast 1 Includes funded and unfunded reserve for loans, excludes reserve for HTM securities. ($ in thousands) Our ACLL percentage remained flat vs. the prior quarter at 1.26% Allowance for Credit Losses on Loans (ACLL) Update 1.20 1.22 1.25 1.26 1.26 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Loan Category ACLL ACLL / Loans ACLL ACLL / Loans ACLL ACLL / Loans C&BL 135,200$ 1.28% 146,335$ 1.32% 146,502$ 1.31% CRE - Investor 61,404 1.21% 67,434 1.27% 68,214 1.31% CRE - Construction 52,557 2.86% 69,970 3.48% 71,317 3.35% Residential Mortgage 38,907 0.47% 41,189 0.47% 40,437 0.46% Other Consumer 44,610 2.20% 52,098 1.95% 54,101 1.86% Total 332,680$ 1.20% 377,027$ 1.26% 380,571$ 1.26% 6/30/2023 9/30/20239/30/2022

14 Net Charge Offs and ProvisionDelinquent Loans / EoP Total Loans Nonaccrual LoansTotal Nonperforming Assets Credit Quality Trends $63 $68 $68 $73 $79 $38 $29 $25 $22 $11 $16 $14 $24 $36 $79 $116 $111 $118 $131 $169 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 0.07% 0.12% 0.10% 0.13% 0.16% 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Key credit metrics remain largely stable with limited migration in the portfolio ($ in millions) ($ in millions) Accruing Loans 30-89 Days Past Due CREConsumer $116 $111 $118 $131 $169 $17 $15 $15 $8 $9 $133 $127 $133 $140 $178 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 ($ in millions) $2 $1 $3 $11 $18 $17 $20 $18 $22 $22 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Total Net Charge Offs Provision for Credit Losses on Loans Commercial & Business LendingNonaccrual Loans OREO + Repossessed Assets

High-Quality Commercial Real Estate Portfolio[1]

ASB has built a diversified CRE portfolio by partnering with well-known developers in stable Midwest markets



CRE by Geography
Illinois 15%
Minnesota 9%
Other Midwest² 23%
Texas 8%
Other 25%
Wisconsin 21%
Total Loans by Segment
Commercial & Business Lending 37%
CRE 24%
Consumer 39%
CRE by Property Type
Multi-Family 36%
Retail 9%
Office 14%
Industrial 24%
1-4 Family Construction 5%
Warehouse 3%
Hotel / Motel 3%
Other 6%

CRE Credit Quality

	3Q 22	4Q 22	1Q 23	2Q 23	3Q 23
Portfolio LTV	60%	60%	60%	60%	59%
Delinquencies/Loans	0.00%	0.02%	0.00%	0.00%	0.14%
NALs/Loans	0.55%	0.41%	0.35%	0.30%	0.15%
ACLL/Loans	1.65%	1.68%	1.75%	1.88%	1.90%
NCOs/Avg. Loans[3]	0.00%	0.00%	0.00%	(0.12%)	(0.02%)

CRE Loan Portfolio Granularity

	% of Total Loans
Largest Single CRE Borrower	0.16%
Top 10 Largest CRE Borrowers	1.33%
Largest CRE Property Type (Multi-Fam)	8.76%
CRE Office Loans	3.45%

CRE Office Highlights

WAvg. Debt Service Coverage Ratio[4]	1.19x
2023 Remaining Maturities	$79 million
Urban vs. Suburban	~79% Suburban
Property Class Mix	~54% Class A

[1] All updates as of or for the period ended September 30, 2023 unless otherwise noted.
[2] Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa.
[3] Calculated on an annualized basis. Negative values indicate a net recovery.
[4] Calculated based on the 10-year Treasury rate plus 300 basis points/25-year amortization.

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16 Balance Sheet Management Net Interest Income & Noninterest Income ▪ Total net interest income & noninterest income growth of 6% to 8% ▪ Net interest income (GAAP) growth of 10% to 12% ▪ Noninterest income compression of 8% to 10% Expense Management ▪ Noninterest expense growth of 3% to 4% ▪ Effective tax rate of 20% to 21% Capital Targets ▪ Target TCE ratio range of 6.75% to 7.25% ▪ Target CET1 ratio range of 9.00% to 9.50% 1 Projections are on an end of period basis as of and for the year ended 12/31/2023 as compared to 12/31/2022 unless otherwise noted. 2 This is a non-GAAP financial measure. See appendix for a reconciliation of end of period core customer deposits to total deposits. ▪ Total loan growth of 6% to 8% ▪ End of period core customer deposit2 compression of 3% (growth of 2% in 2H 2023) ▪ Target investments/total assets ratio of 18% to 20% 2023 Full-Year Outlook Updates1 Updated GuidancePrevious Guidance (9/11/2023) ▪ Total net interest income & noninterest income growth of 5% to 7% ▪ Net interest income (GAAP) growth of 8% to 10% ▪ No change to noninterest income guidance ▪ Noninterest expense growth of 3% to 4%, excluding any nonrecurring items incurred in 4Q ▪ No change to effective tax rate guidance ▪ No change to target TCE ratio range ▪ Target CET1 ratio range of 9.00% to 9.75% ▪ Total loan growth of 5% to 6% ▪ No change to core customer deposit2 guidance ▪ No change to target investments/total assets ratio range

Appendix

18 Stable, Granular Deposit Portfolio Uninsured, uncollateralized deposits were only 22% of total deposits as of 9/30/2023 1 Liquidity coverage based on current levels of readily available (within one business day) funding. See slide 19 for additional details. 27% 26% 24% 21% 22% 73% 74% 76% 79% 78% $29.3 $29.7 $30.4 $32.1 $32.1 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 EoP Total Deposit Trends (Associated Bank, N.A.) ($ in billions) Total of Insured and Collateralized Deposits Total of Uninsured and Uncollateralized Deposits 22% Percentage of total deposits that were uninsured and uncollateralized as of 9/30/2023 106% Readily available liquidity coverage1 for uninsured and uncollateralized deposits as of 9/30/2023 172% Total liquidity coverage for uninsured and uncollateralized deposits as of 9/30/2023

19 Liquidity Sources As of 9/30/2023, ASB’s total liquidity sources covered 172% of uninsured, uncollateralized deposits Liquidity Sources 6/30/2023 9/30/2023 Federal Reserve Balance $179.0 $314.3 Available FHLB Chicago Capacity $5,148.4 $5,377.6 Available Fed Discount Window Capacity $1,635.1 $1,335.9 Available Bank Term Funding Program Capacity $633.8 $618.8 Funding Available Within One Business Day1 $7,596.3 $7,646.7 Available Fed Funds Lines $2,623.0 $2,518.0 Available Brokered Deposit Capacity2 $761.3 $1,240.5 Unsecured Debt Capacity3 $1,000.0 $1,000.0 Total Liquidity $11,980.6 $12,405.2 ($ in millions) 106% of uninsured, uncollateralized deposits 172% of uninsured, uncollateralized deposits 1 Estimated based on normal course of operations with the indicated institution. 2 Availability based on internal policy limitations. The Corporation includes outstanding deposits that have received a primary purpose exemption in the brokered deposit classification as they have similar funding characteristics and risk as brokered deposits. 3 Availability based on internal policy limitations.

20 $2.0 $2.3 $2.4 $2.7 $2.9 $8.3 $8.5 $8.6 $8.7 $8.8 $6.9 $7.2 $7.2 $7.3 $7.3 $10.6 $10.8 $10.9 $11.1 $11.2 $27.8 $28.8 $29.2 $29.8 $30.2 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Additional Loan Trends ($ in billions) Commercial & Business Lending Commercial Real Estate Residential Mortgage Auto Finance, Home Equity & Other Consumer ($ in millions) Commercial & Business Lending Commercial Real Estate Consumer Lending Average Loan Change (2Q 2023 to 3Q 2023)EoP Quarterly Loan Trends $(22) $(16) $(7) $(1) $3 $4 $18 $48 $84 $106 $230 REIT Mortgage Warehouse Home Equity & Other Cons. Power & Utilities Auto Finance Credit Cards Residential Mortgage General Commercial All Other Specialized CRE Construction CRE Investor

21 Total Loans Outstanding Balances as of September 30, 2023 ($ in millions) 1 All values as of period end. 2 North American Industry Classification System. 9/30/2023 1 % of Total Loans 9/30/2023 1 % of Total Loans C&BL (by NAICS 2 ) CRE (by property type) Utilities 2,295$ 7.6% Multi-Family 2,645$ 8.8% Manufacturing & Wholesale Trade 2,270 7.5% Industrial 1,756 5.8% Real Estate (includes REITs) 1,872 6.2% Office 1,041 3.4% Mortgage Warehouse 853 2.8% Retail 667 2.2% Finance & Insurance 606 2.0% Single Family Construction 374 1.2% Construction 454 1.5% Warehouse 250 0.8% Retail Trade 424 1.4% Hotel/Motel 187 0.6% Health Care and Social Assistance 384 1.3% Medical 155 0.5% Rental and Leasing Services 348 1.2% Land 112 0.4% Transportation and Warehousing 334 1.1% Self Storage 28 0.1% Professional, Scientific, and Tech. Serv. 310 1.0% Other 134 0.4% Waste Management 217 0.7% Total CRE 7,350$ 24.3% Arts, Entertainment, and Recreation 113 0.4% Financial Investments & Related Activities 99 0.3% Consumer Information 88 0.3% Residential Mortgage 8,783$ 29.1% Accommodation and Food Services 81 0.3% Auto Finance 2,007 6.6% Management of Companies & Enterprises 78 0.3% Home Equity 624 2.1% Mining 25 0.1% Credit Cards 134 0.4% Public Administration 17 0.1% Student Loans 67 0.2% Educational Services 15 0.0% Other Consumer 75 0.2% Agriculture, Forestry, Fishing and Hunting 0 0.0% Total Consumer 11,689$ 38.7% Other 272 0.9% Total C&BL 11,154$ 36.9% Total Loans 30,193$ 100.0%

22 Wisconsin 27% Illinois 23% Minnesota 9% Other Midwest 14% Texas 5%Other 23% Manufacturing & Wholesale Trade 20% Real Estate 17% Power & Utilities 21% Mortgage Warehouse 8% 1 Excludes Other Consumer portfolio. 2 Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa. Wind 34% Natural Gas 33% Solar 20% Transmission, Control and Distribution 3% Geothermal 2% Other 7% Wisconsin 23% Illinois 15% Minnesota 7% Texas 6% Other Midwest 11% Other 39% Wisconsin 21% Illinois 15% Minnesota 9% Other Midwest2 23% Texas 8% Other 25% 2 2 Loan Stratification Outstanding Balances as of September 30, 2023 C&BL by Geography $11.2 billion Power & Utilities Lending $2.3 billion C&BL by Industry $11.2 billion Total Loans1 CRE by Geography $7.3 billion CRE by Property Type $7.3 billion Multi-Family 36% Retail 9% Office 14% Industrial 24% 1-4 Family Construction 5% Warehouse 3% Hotel / Motel 3% Other 6%

Reconciliation and Definitions of Non-GAAP Items

End of Period Core Customer Deposits Reconciliation ($ in millions)	6/30/2023	9/30/2023
Total deposits	$32,014	$32,123
Brokered CDs	(3,818)	(3,351)
Network transaction deposits	(1,601)	(1,649)
Core customer deposits	$26,595	$27,123

Pre-Tax Pre-Provision Income Reconciliation[1] ($ in millions)	3Q 2022	4Q 2022	1Q 2023	2Q 2023	3Q 2023
Income before income taxes	$122	$134	$131	$111	$103
Provision for credit losses	$17	20	18	22	22
Pre-tax pre-provision income	$139	$154	$149	$133	$125

Average Tangible Common Equity Reconciliation[2] ($ in millions)	3Q 2023
Common equity	$3,938
Goodwill and other intangible assets, net	(1,149)
Tangible common equity	$2,789

Common Equity Tier 1 Capital Ratio Reconciliation	4Q 2022	1Q 2023	2Q 2023	3Q 2023
Common equity Tier 1 capital ratio	9.35%	9.45%	9.48%	9.55%
Accumulated other comprehensive loss adjustment	(0.84)%	(0.72)%	(0.88)%	(1.01%)
Common equity Tier 1 capital ratio including accumulated other comprehensive loss	8.51%	8.74%	8.60%	8.53%

[1] Management believes this measure is meaningful because it reflects adjustments commonly made by management, investors, regulators, and analysts to evaluate the adequacy of earnings per common share, provides greater understanding of ongoing operations, and enhances comparability of results with prior periods.
[2] This financial measure has been included as it is considered to be a critical metric with which to analyze and evaluate financial condition and capital strength.

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Reconciliation and Definitions of Non-GAAP Items

Selected Trend Information[1] ($ in millions)	3Q 2022	4Q 2022	1Q 2023	2Q 2023	3Q 2023
Wealth management fees	$20	$20	$20	$20	$21
Service charges and deposit account fees	15	14	13	12	13
Card-based fees	11	11	11	11	12
Other fee-based revenue	4	3	4	4	5
Fee-based revenue	51	49	48	49	50
Other	20	13	14	17	17
Total noninterest income	$71	$62	$62	$66	$67

Efficiency Ratio Reconciliation	3Q 2022	4Q 2022	1Q 2023	2Q 2023	3Q 2023
Federal Reserve efficiency ratio	60.32%	55.47%	56.07%	58.49%	60.06%
Fully tax-equivalent adjustment	(0.87)%	(0.77)%	(0.79)%	(0.85)%	(0.89)%
Other intangible amortization	(0.67)%	(0.62)%	(0.66)%	(0.68)%	(0.69)%
Fully tax-equivalent efficiency ratio[2]	58.79%	54.08%	54.64%	56.96%	58.50%

The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains (losses), net. The fully tax-equivalent efficiency ratio is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains (losses), net.

Tangible Common Equity and Tangible Assets Reconciliation[3] ($ in millions)	3Q 2022	4Q 2022	1Q 2023	2Q 2023	3Q 2023
Common equity	$3,760	$3,821	$3,932	$3,929	$3,934
Goodwill and other intangible assets, net	(1,156)	(1,154)	(1,152)	(1,150)	(1,148)
Tangible common equity	$2,603	$2,667	$2,779	$2,779	$2,786
Total assets	$38,050	$39,406	$40,703	$41,219	$41,637
Goodwill and other intangible assets, net	(1,156)	(1,154)	(1,152)	(1,150)	(1,148)
Tangible assets	$36,893	$38,251	$39,550	$40,070	$40,490

[1] These financial measures have been included as they provide meaningful supplemental information to assess trends in the Corporation's results of operations.
[2] Management believes this measure is meaningful because it reflects adjustments commonly made by management, investors, regulators, and analysts to evaluate the adequacy of earnings per common share, provides greater understanding of ongoing operations, and enhances comparability of results with prior periods.
[3] The ratio tangible common equity to tangible assets excludes goodwill and other intangible assets, net. This financial measure has been included as it is considered to be a critical metric with which to analyze and evaluate financial condition and capital strength.

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